UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

February 15, 2021
Date of Report (date of earliest event reported)

Establishment Labs Holdings Inc.
(Exact name of registrant as specified in its charter)

British Virgin Islands	001-38593	Not applicable
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification Number)
Buiding B15 and 25 Coyol Free Zone Alajuela Costa Rica
(Address of principal executive offices) (Zip Code)
+506 2434 2400
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Shares, No Par Value	ESTA	The NASDAQ Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2) of this chapter.
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a) Named Executive Officer Compensation

On February 15, 2021, the Board of Directors (the “Board”) of Establishment Labs Holdings Inc.
(the “Company”) following a review of the Company’s executive compensation program by its Compensation Committee and their recommendations thereon, approved certain increases to the base salaries for fiscal year 2021, the payment of cash bonuses for fiscal year 2020, and certain equity awards for our named executive officers as follows:

Name and Principal Position	Fiscal Year 2021 Annual Base Salary ($)(1)	Fiscal Year 2020 Cash Bonus Award ($)	Options (2)
Juan José Chacón Quirós Chief Executive Officer	$483,000	$221,000	37,257
Salvador Dada Santos Chief Operating Officer	$327,600	$138,600	20,331
Renee M. Gaeta Chief Financial Officer	$343,000	$138,600	12,401

(1) Effective as of February 15, 2021.
(2) The stock options described above were granted under our 2018 Equity Incentive Plan and have a per share exercise price equal to $69.49, the closing price of the Company’s common shares as reported on The Nasdaq Capital Market on February 12, 2021. The option grants are subject to a four-year vesting schedule, with 25% vesting one year after a vesting commencement date of February 15, 2021 and 25% vesting each one year anniversary thereafter, subject to the respective optionholder’s continued service with us.
Additionally, on February 15, 2021, the Board following additional recommendations Compensation Committee, approved the following bonus targets for our named executive officers as follows:

Name and Principal Position	2021 Target Bonus (as a % of Base Salary)	2021 Target Bonus ($)
Juan José Chacón Quirós Chief Executive Officer	75%	$362,250
Salvador Dada Santos Chief Operating Officer	50%	$163,800
Renee M. Gaeta Chief Financial Officer	50%	$171,500

And finally on February 15, 2021, the Board following additional recommendations Compensation Committee, approved the grant of a stock option to Nicholas Lewin, the Chairman of the Board, to purchase 20,000 of the Company’s common shares (the “Chairman Option”). The Chairman Option was granted in connection with services provided to the Company by Mr. Lewin in his capacity as Chairman of the Board. The Chairman Option was granted under our 2018 Equity Incentive Plan and has a per share exercise price equal to $69.49, the closing price of our common stock as reported on The Nasdaq Capital Market on February 12, 2021. The Chairman Option is subject to a four-year vesting schedule, with 25% vesting one year after a vesting commencement date of February 15, 2021 and 25% vesting each one year anniversary thereafter, subject to the Mr. Lewin’s continued service with us.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ESTABLISHMENT LABS HOLDINGS INC.

Dated:	February 17, 2021	By:	/s/ Renee M. Gaeta
		Name:	Renee M. Gaeta
		Title:	Chief Financial Officer